Exhibit 13.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Australian Oilseeds Holdings Ltd. (the “Company”) on Form 20-F for the fiscal year ended June 30, 2026 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 3, 2026

By:	/s/ Gary Seaton
Gary Seaton
Co-Chief Executive Officer

By:	/s/ Saw Khoon Ming
Saw Khoon Ming
Co-Chief Executive Officer